EXHIBIT A-3

                          FORM OF CLASS B CERTIFICATES

         SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986 (THE "CODE").

         THIS CERTIFICATE IS SUBORDINATED IN RIGHT OF PAYMENT TO THE CLASS A CERTIFICATES AND THE MEZZANINE CERTIFICATES [,/AND THE CLASS B-1 CERTIFICATES] [AND CLASS B-3 CERTIFICATES], AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN.

         THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DECREASED BY THE PRINCIPAL PAYMENTS HEREON AND REALIZED LOSSES ALLOCABLE HERETO AS DESCRIBED IN THE AGREEMENT REFERRED TO HEREIN. ACCORDINGLY, FOLLOWING THE INITIAL ISSUANCE OF THE CERTIFICATES, THE CERTIFICATE PRINCIPAL BALANCE OF THIS CERTIFICATE WILL BE DIFFERENT FROM THE DENOMINATION SHOWN BELOW. ANYONE ACQUIRING THIS CERTIFICATE MAY
         ASCERTAIN ITS CERTIFICATE PRINCIPAL BALANCE BY INQUIRY OF THE SECURITIES ADMINISTRATOR NAMED HEREIN.

         THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR UNDER ANY STATE
         SECURITIES LAWS. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND (1) OUTSIDE OF THE UNITED STATES WITHIN THE MEANING OF AND IN COMPLIANCE WITH REGULATION S UNDER THE ACT ("REGULATION S"), OR (2) WITHIN THE UNITED STATES TO (A) "QUALIFIED INSTITUTIONAL BUYERS" WITHIN THE MEANING OF AND IN COMPLIANCE WITH RULE 144A UNDER THE ACT ("RULE 144A") OR (B) TO INSTITUTIONAL INVESTORS THAT ARE "ACCREDITED INVESTORS" WITHIN THE MEANING OF RULE 501(A)(1), (2),
         (3) OR (7) OF "REGULATION D" UNDER THE ACT.

         [THIS CERTIFICATE IS A REGULATION S TEMPORARY GLOBAL CERTIFICATE FOR PURPOSES OF REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"). PRIOR TO THE DATE THAT IS 40 DAYS AFTER THE LATER OF (I) THE COMMENCEMENT OF THE OFFERING OF

         THE OFFERED CERTIFICATES AND (II) THE CLOSING DATE, THIS CERTIFICATE MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED IN THE UNITED STATES OR TO A U.S. PERSON EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

         [NO BENEFICIAL OWNERS OF THIS REGULATION S TEMPORARY GLOBAL CERTIFICATE SHALL BE ENTITLED TO RECEIVE PAYMENTS OF PRINCIPAL OR INTEREST HEREIN UNLESS THE REQUIRED CERTIFICATIONS HAVE BEEN DELIVERED PURSUANT TO THE TERMS OF THE AGREEMENT (AS DEFINED HEREIN).]

         [THE HOLDER OF THIS REGULATION S PERMANENT GLOBAL CERTIFICATE BY ITS ACCEPTANCE HEREOF AGREES NOT TO OFFER, SELL OR OTHERWISE TRANSFER SUCH CERTIFICATE WITHIN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED IN REGULATION S UNDER THE SECURITIES ACT) PRIOR TO THE DATE WHICH IS THE LATER OF (I) 40 DAYS AFTER THE LATER OF THE CLOSING DATE AND (II) THE DATE ON WHICH THE REQUISITE CERTIFICATIONS ARE DUE TO AND PROVIDED TO THE TRUSTEE AND SECURITIES ADMINISTRATOR PURSUANT TO THE AGREEMENT (AS DEFINED BELOW), EXCEPT PURSUANT TO AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT.]

         NO TRANSFER OF THIS CERTIFICATE MAY BE MADE TO ANY PERSON, UNLESS THE TRANSFEREE PROVIDES A CERTIFICATION PURSUANT TO SECTION 6.02(C) OF THE AGREEMENT.


                                     A-3-2

Series ACE 2005-RM1,                 Aggregate Certificate Principal Balance of
Class B-[1][2][3]                    the Class B-[1][2][3] Certificates as of
                                     the Issue Date: $

Pass-Through Rate: Variable          Denomination: $

Date of Pooling and Servicing        Master Servicer: Wells Fargo Bank, N.A.
Agreement and Cut-off Date:
February 1, 2005

First Distribution Date:             Trustee: HSBC Bank USA, National
March 25, 2005                       Association

No. ______                           Issue Date: February 28, 2005

                                     CUSIP:

          ACE SECURITIES CORP. HOME EQUITY LOAN TRUST, SERIES 2005-RM1
                      ASSET BACKED PASS-THROUGH CERTIFICATE

evidencing a beneficial ownership interest in a Trust Fund (the "Trust Fund") consisting primarily of a pool of conventional one- to four-family, fixed and adjustable-rate first and second lien mortgage loans (the "Mortgage Loans") formed and sold by

                              ACE SECURITIES CORP.

         THIS CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF OR INTEREST IN ACE SECURITIES CORP., THE MASTER SERVICER, THE SECURITIES ADMINISTRATOR, THE SERVICER, THE TRUSTEE OR ANY OF THEIR RESPECTIVE AFFILIATES. NEITHER THIS CERTIFICATE NOR THE UNDERLYING MORTGAGE LOANS ARE GUARANTEED BY ANY AGENCY OR INSTRUMENTALITY OF THE UNITED STATES.

       This certifies that _______________ is the registered owner of a Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Certificate Principal Balance of the Class B-[1][2][3] Certificates as of the Issue Date) in that certain beneficial ownership interest evidenced by all the Class B Certificates in REMIC II created pursuant to a Pooling and Servicing Agreement, dated as specified above (the "Agreement"), among ACE Securities Corp., as depositor (hereinafter called the "Depositor", which term includes any successor entity under the Agreement), Wells Fargo Bank, N.A., as master servicer (the "Master Servicer"), and securities administrator (the "Securities Administrator"), Saxon Mortgage Services, Inc., as servicer (the "Servicer") and HSBC Bank USA, National Association, as trustee (the "Trustee"), a summary of certain of the pertinent provisions of which is set forth hereafter. To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.


                                     A-3-3

       Pursuant to the terms of the Agreement, distributions will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following such 25th day (a "Distribution Date"), commencing on the First Distribution Date specified above, to the Person in whose name this Certificate is registered at the close of business on the Business Day immediately preceding such Distribution Date (the "Record Date"), in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to the Holders of Class B-[1][2][3] Certificates on such Distribution Date pursuant to the Agreement.

       All distributions to the Holder of this Certificate under the Agreement will be made or caused to be made by the Securities Administrator by wire transfer in immediately available funds to the account of the Person entitled thereto if such Person shall have so notified the Securities Administrator in writing at least five Business Days prior to the Record Date immediately prior to such Distribution Date and is the registered owner of Class B-[1][2][3] Certificates the aggregate initial Certificate Principal Balance of which is in excess of the lesser of (i) $5,000,000 or (ii) two-thirds of the aggregate initial Certificate Principal Balance of the Class B-[1][2][3] Certificates, or otherwise by check mailed by first class mail to the address of the Person entitled thereto, as such name and address shall appear on the Certificate Register. Notwithstanding the above, the final distribution on this Certificate will be made after due notice by the Securities Administrator of the pendency of such distribution and only upon presentation and surrender of this Certificate at the office or agency appointed by the Securities Administrator for that purpose as provided in the Agreement.

       The Pass-Through Rate applicable to the calculation of interest payable with respect to this Certificate on any Distribution Date shall equal a rate per annum equal to the lesser of (i) One Month LIBOR plus _____%, in the case of each Distribution Date through and including the Distribution Date on which the aggregate principal balance of the Mortgage Loans (and properties acquired in respect thereof) remaining in the Trust Fund is reduced to less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date, or One-Month LIBOR plus _____%, in the case of any Distribution Date thereafter and (ii) the applicable Net WAC Pass-Through Rate for such Distribution Date.

       This Certificate is one of a duly authorized issue of Certificates designated as Asset Backed Pass-Through Certificates of the Series specified on the face hereof (herein called the "Certificates") and representing a Percentage Interest in the Class of Certificates specified on the face hereof equal to the denomination specified on the face hereof divided by the aggregate Certificate Principal Balance of the Class of Certificates specified on the face hereof.

       The Certificates are limited in right of payment to certain collections and recoveries respecting the Mortgage Loans and payments received pursuant to the Cap Contracts, all as more specifically set forth herein and in the Agreement. As provided in the Agreement, withdrawals from the Collection Account and the Distribution Account may be made from time to time for purposes other than distributions to Certificateholders, such purposes including reimbursement of advances made, or certain expenses incurred, with respect to the Mortgage Loans.


                                     A-3-4

       The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer, the Trustee, the Securities Administrator and the Servicer with the consent of the Holders of Certificates entitled to at least 66% of the Voting Rights. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange herefor or in lieu hereof whether or not notation of such consent is made upon this Certificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

       As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register upon surrender of this Certificate for registration of transfer at the offices or agencies appointed by the Securities Administrator as provided in the Agreement, duly endorsed by, or accompanied by an assignment in the form below or other written instrument of transfer in form satisfactory to the Securities Administrator duly executed by, the Holder hereof or such Holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest will be issued to the designated transferee or transferees.

       The Certificates are issuable in fully registered form only without coupons in Classes and denominations representing Percentage Interests specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, the Certificates are exchangeable for new Certificates of the same Class in authorized denominations evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

       No service charge will be made for any such registration of transfer or exchange of Certificates, but the Securities Administrator may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

       No transfer of this Certificate shall be made unless the transfer is made pursuant to an effective registration statement under the Securities Act of
1933, as amended (the "1933 Act"), and an effective registration or qualification under applicable state securities laws, or is made in a transaction that does not require such registration or qualification. In the event that such a transfer of this Certificate is to be made without registration or qualification, the Securities Administrator shall require receipt of (i) if such transfer is purportedly being made in reliance upon Rule 144A or Regulation S under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer, and from such Holder's prospective transferee, substantially in the forms attached to the Agreement as Exhibit B-1, (ii) if such transfer is purportedly being made in reliance upon Rule 501(a) under the 1933 Act, written certifications from the Holder of the Certificate desiring to effect the transfer and from such Holder's prospective transferee, substantially in the form attached to the Agreement as Exhibit B-2 and (iii) in all other cases, an Opinion of Counsel satisfactory to it that such transfer may be made without such registration or qualification (which Opinion of Counsel shall not be an expense of


                                     A-3-5
the Trust Fund or of the Depositor, the Trustee, the Master Servicer or the Securities Administrator in their respective capacities as such), together with copies of the written certification(s) of the Holder of the Certificate desiring to effect the transfer and/or such Holder's prospective transferee upon which such Opinion of Counsel is based. None of the Depositor, the Trustee or the Securities Administrator is obligated to register or qualify the Class of Certificates specified on the face hereof under the 1933 Act or any other securities law or to take any action not otherwise required under the Agreement to permit the transfer of such Certificates without registration or qualification. Any Holder desiring to effect a transfer of this Certificate shall be required to indemnify the Trustee, the Depositor, the Master Servicer and the Securities Administrator against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

       No transfer of this  Certificate  shall be made to any person  unless the
Transferee  provides  a  certification   pursuant  to  Section  6.02(d)  of  the
Agreement.

       The Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer and any agent of the Depositor, the Master Servicer, the Trustee, the Securities Administrator or the Servicer may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and none of the Depositor, the Master Servicer, the Trustee, the Securities Administrator, the Servicer nor any such agent shall be affected by notice to the contrary.

       The obligations created by the Agreement and the Trust Fund created thereby shall terminate upon payment to the Certificateholders of all amounts held by the Securities Administrator and required to be paid to them pursuant to the Agreement following the earlier of (i) the final payment or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in REMIC I and (ii) the purchase by the party designated in the Agreement at a price determined as provided in the Agreement from REMIC I of all the Mortgage Loans and all property acquired in respect of such Mortgage Loans. The Agreement permits, but does not require, the party designated in the Agreement to purchase from REMIC I all the Mortgage Loans and all property acquired in respect of any Mortgage Loan at a price determined as provided in the Agreement. The exercise of such right will effect early retirement of the Certificates; however, such right to purchase is subject to the aggregate Stated Principal Balance of the Mortgage Loans at the time of purchase being less than or equal to 10% of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

       The recitals contained herein shall be taken as statements of the Depositor and neither the Trustee nor the Securities Administrator assume any responsibility for their correctness.

       Unless the certificate of authentication hereon has been executed by the Securities Administrator, by manual signature, this Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose.


                                     A-3-6

       IN  WITNESS  WHEREOF,  the  Securities   Administrator  has  caused  this
Certificate to be duly executed.

Dated:

                                     WELLS FARGO BANK, N.A.
                                     as Securities Administrator

                                     By:_______________________________________
                                                   Authorized Officer

                          CERTIFICATE OF AUTHENTICATION

       This is one of the Class B-[1][2][3] Certificates referred to in the within-mentioned Agreement.

                                     WELLS FARGO BANK, N.A.
                                     as Securities Administrator

                                     By:_______________________________________
                                                  Authorized Signatory

                                   ASSIGNMENT

       FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto _______________________________________________________________
________________________________________________________________________________
 (Please print or typewrite name, address including postal zip code, and Taxpayer Identification Number of assignee)

a Percentage Interest evidenced by the within Mortgage Pass-Through Certificate and hereby authorizes the transfer of registration of such interest to assignee on the Certificate Register of the Trust Fund.

       I (We)  further  direct  the  Securities  Administrator  to  issue  a new
Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address: _____________________________
_______________________________________________________________________________.


Dated:

                                     -----------------------------------------
                                     Signature by or on behalf of assignor


                                     -----------------------------------------
                                     Signature Guaranteed


                            DISTRIBUTION INSTRUCTIONS

       The assignee should include the following for purposes of distribution:

       Distributions shall be made, by wire transfer or otherwise, in immediately available funds to _________________________________________________
for the account of ____________________________________________________________,
account number ____________________,  or, if mailed by check, to ____ __________
_______________________________________________________________________________.
Applicable statements should be mailed to ______________________________________
_______________________________________________________________________________.
This information is provided by _______________________________________________, the assignee named above, or ____________________________________, as its agent.